UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): June 29, 2007

MORGAN STANLEY CAPITAL I INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130684-34	13-3291626
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1585 Broadway, 2nd Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 761-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events.

Item 8.01.  Other Events.

On June 29, 2007, Morgan Stanley Capital I, Inc., (the “Company”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and custodian of Morgan Stanley Mortgage Loan Trust 2007-10XS (the “MSM 2007-10XS Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-10XS (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.  Certain classes of the Certificates, designated as Class A-1, Class A-1-W, Class A-2, Class A-3-W, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of June 27, 2007 (the “Underwriting Agreement”), between the Registrant, and the Underwriter.  The Underwriting Agreement is annexed hereto as Exhibit 99.2.  In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated June 29, 2007 (the “Tax Opinion”), was issued by Sidley Austin LLP.  The Tax Opinion is annexed hereto as Exhibit 99.3.  The remaining classes of the Certificates, designated as Class OC, Class P and Class L-IO Certificates (collectively the “Privately Offered Certificates”) were sold to the Underwriter pursuant to a certificate purchase agreement dated as of June 29, 2007 (the “Certificate Purchase Agreement”).

On June 29, 2007, Wells Fargo Bank, National Association, solely in its capacity as Securities Administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2007-10XS and Morgan Stanley Capital Services Inc. (“MSCSI”) entered into an interest rate corridor contract as evidenced by a Confirmation between the Corridor Trust and Morgan Stanley Capital Services Inc. (the “Corridor Contract”).  The Corridor Contract is annexed hereto as Exhibit 99.4.

Certain of the mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC. (“MSMCH”) as seller pursuant to a mortgage loan purchase agreement dated as of June 1, 2007 (the “MSMCH Mortgage Loan Purchase Agreement”). The MSMCH Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.5.

Certain of the mortgage loans were acquired from First National Bank of Nevada (“FNBN”) pursuant to a mortgage loan purchase agreement dated as of April 1, 2006 (the “FNBN Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, FNBN and the Trustee (the “FNBN Assignment Agreement”).  The FNBN Assignment Agreement is annexed hereto as Exhibit 99.6a and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.6b.

Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. (“GreenPoint”) pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the “GreenPoint Sale and Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, GreenPoint, the Master Servicer and the Trustee (the “GreenPoint Servicing-Retained Assignment Agreement”).  The GreenPoint Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.7a and the GreenPoint Sale and Servicing Agreement is annexed hereto as Exhibit 99.7b.

Certain of the mortgage loans were acquired from US Bank, N.A., (“US Bank”) pursuant to a Fifth Amended and Restated Mortgage Loan Purchase And Warranties Agreement, dated as of April 1, 2007 (the “US Bank Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, US Bank, the Master Servicer and the Trustee (the “US Bank Assignment Agreement”). The US Bank Assignment Agreement is annexed hereto as Exhibit 99.8a and the US Bank Purchase Agreement is annexed hereto as Exhibit 99.8b.

Certain of the mortgage loans were acquired by MSMCH from Morgan Stanley Credit Corporation (“MSCC”) as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2005 (the “MSCC Purchase Agreement”) and a servicing agreement dated as of February 1, 2004 (the “MSCC Servicing Agreement”), each amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCI, MSCC and the Trustee (the “MSCC Assignment Agreement”).  The MSCC Assignment Agreement is annexed hereto as Exhibit 99.9a, the MSCC Purchase Agreement is annexed hereto as Exhibit 99.9b and the the MSCC Servicing Agreement is annexed hereto as Exhibit 99.9c.

Certain of the mortgage loans were acquired from Wachovia Mortgage Corporation (“Wachovia”) pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the “Wachovia June Purchase Agreement”), as supplemented by the Amended Regulation AB Compliance Addendum (the “Wachovia Reg AB Addendum”), dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, Wachovia, the Master Servicer and the Trustee (the “Wachovia Servicing-Retained Assignment Agreement”).  The Wachovia Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.10a, the Wachovia Reg AB Addendum is annexed hereto as Exhibit 99.10b and the Wachovia June Purchase Agreement is annexed hereto as Exhibit 99.10c.

Certain of the mortgage loans were acquired from Wilmington Finance, Inc. (“Wilmington”) pursuant to a mortgage loan purchase agreement dated as of November 1, 2006 (the “Wilmington Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, Wilmington and the Trustee (the “Wilmington Assignment Agreement”).  The Wilmington Assignment Agreement is annexed hereto as Exhibit 99.11a and the Wilmington Purchase Agreement is annexed hereto as Exhibit 99.11b.

Certain of the mortgage loans for which MSMCH owns the servicing rights are serviced by GMAC Mortgage, LLC (“GMACM”) (as successor by merger to GMAC Mortgage Corporation) pursuant to a servicing agreement dated January 1, 2006 (the “GMACM Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, GMACM, the Master Servicer and the Trustee (the “GMACM Assignment Agreement”).  The GMACM Assignment Agreement is annexed hereto as Exhibit 99.12a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.12b.

Certain of the mortgage loans for which MSMCH owns the servicing rights are serviced by Wells Fargo Bank, National Association (“Wells”) pursuant to a servicing agreement dated April 1, 2006 (the “Wells Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of June 1, 2007 among the Registrant, MSMCH, Wells, the Master Servicer and the Trustee (the “Wells Assignment Agreement”).  The Wells Assignment Agreement is annexed hereto as Exhibit 99.13a, and the Wells Servicing Agreement is annexed hereto as Exhibit 99.13b.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits:	Page:

Exhibit 99.1
Pooling and Servicing Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

Exhibit 99.2	Underwriting Agreement, dated as of June 27, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3	Sidley Austin LLP Tax Opinion dated June 29, 2007.

Exhibit 99.4	Corridor Contract, dated as of June 29, 2007, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5	MSMCH Mortgage Loan and Purchase Agreement, dated as of April 1, 2007, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Capital I, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.6a
FNBN Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage Capital Inc., First National Bank of Nevada and LaSalle Bank National Association, as trustee.

Exhibit 99.6b	FNBN Purchase Agreement, dated as of April 1, 2006, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.7a
GreenPoint Assignment Agreement, dated as of June 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.7b	GreenPoint Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.8a	US Bank Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, US Bank and LaSalle Bank National Association, as trustee.

Exhibit 99.8b	US Bank Purchase Agreement, dated as of April 1, 2007, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.9a
MSCC Assignment Agreement, dated as of June 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley Credit Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.9b	MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.9c	MSCC Servicing Agreement, dated as of February 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.10a
Wachovia Assignment Agreement, dated as of June 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, Wachovia Mortgage Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.10b	Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.10c	Wachovia June Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.11a
Wilmington Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wilmington Finance, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.11b	Wilmington Purchase Agreement, dated as of November 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Wilmington Finance, Inc.

Exhibit 99.12a
GMACM Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GMAC Mortgage, LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.12b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.13a
Wells Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.13b	Wells Servicing Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   January 8, 2008

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Valerie Kay
Name: Valerie Kay
Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Pooling and Servicing Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

E
99.2	Underwriting Agreement, dated as of June 27, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.	E
99.3	Sidley Austin LLP Tax Opinion dated June 29, 2007.	E
99.4	Corridor Contract, dated as of June 29, 2007, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.	E
99.5	MSMCH Mortgage Loan and Purchase Agreement, dated as of April 1, 2007, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Capital I, Inc. and LaSalle Bank National Association, as trustee.	E
99.6a
FNBN Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage Capital Inc., First National Bank of Nevada and LaSalle Bank National Association, as trustee.

E
99.6b	FNBN Purchase Agreement, dated as of April 1, 2006, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.	E
99.7a
GreenPoint Assignment Agreement, dated as of June 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and

E

as securities administrator, and LaSalle Bank National Association, as trustee.
99.7b	GreenPoint Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.	E
99.8a	US Bank Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, US Bank and LaSalle Bank National Association, as trustee.	E
99.8b	US Bank Purchase Agreement, dated as of April 1, 2007, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.	E
99.9a
MSCC Assignment Agreement, dated as of June 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley Credit Corporation and LaSalle Bank National Association, as trustee.

E
99.9b	MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.	E
99.9c	MSCC Servicing Agreement, dated as of February 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.	E
99.10a
Wachovia Assignment Agreement, dated as of June 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, Wachovia Mortgage Corporation and LaSalle Bank National Association, as trustee.

E
99.10b	Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.	E
99.10c	Wachovia June Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation..	E

99.11a
Wilmington Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wilmington Finance, Inc. and LaSalle Bank National Association, as trustee.

E
99.11b	Wilmington Purchase Agreement, dated as of November 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Wilmington Finance, Inc.	E
99.12a
GMACM Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GMAC Mortgage, LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

E
99.12b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.	E
99.13a
Wells Assignment Agreement, dated as of June 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

E
99.13b	Wells Servicing Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National Association.	E